EXHIBIT 21
                                                                   Page 1 of 2

SUBSIDIARIES OF THE REGISTRANT
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
                                                                               State in which
                                                                            Incorporated or Country
Name of Company                                                               in which Organized
Colgate Juncos, Inc. ...........................................................   Delaware
Colgate-Palmolive, Inc. ........................................................   Delaware
Colgate-Palmolive (Caribbean), Inc. ............................................   Delaware
Colgate-Palmolive (Central America), Inc. ......................................   Delaware
Colgate-Palmolive Cia ..........................................................   Delaware
Colgate-Palmolive Development Corp. ............................................   Delaware
Colgate-Palmolive (Dominican Republic), Inc. ...................................   Delaware
Colgate-Palmolive Global Trading Company .......................................   Delaware
Colgate-Palmolive International Incorporated ...................................   Delaware
Colgate-Palmolive (P.R.) Inc. ..................................................   Delaware
Colgate-Palmolive (Istanbul), Inc. .............................................   Delaware
Colgate Oral Pharmaceuticals, Inc. .............................................   Delaware
CPC Funding Company ............................................................   Delaware
Southampton-Hamilton Company ...................................................   Delaware
Purity Holding Company .........................................................   Delaware
Hill's Pet Nutrition, Inc. .....................................................   Delaware
Mennen Limited .................................................................   Delaware
Mennen de Puerto Rico, Ltd .....................................................   Delaware
Mission Hill's Property Corporation ............................................   Delaware
Newgrange Financial Services Company ...........................................   Delaware
Norwood International Incorporated .............................................   Delaware
Vipont Pharmaceutical, Inc. ....................................................   Delaware
Former PHI, Inc ................................................................   Massachusetts
Softsoap Enterprises, Inc. .....................................................   Minnesota
The Mennen Company .............................................................   New Jersey
The Murphy-Phoenix Company .....................................................   Ohio
Colgate-Palmolive Sociedad Anonima Industrial Y Commercial .....................   Argentina
Colgate-Palmolive Pty. Limited .................................................   Australia
Hill's Pet Products Pty. Ltd ...................................................   Australia
Colgate-Palmolive Gesellschaft m.b.H ...........................................   Austria
Colgate-Palmolive Belgium S.A ..................................................   Belgium
Colgate-Palmolive Europe S.A ...................................................   Belgium
Hill's Pet Products (Benelux) S.A ..............................................   Belgium
ELM Company Limited ............................................................   Bermuda
Colgate-Palmolive (Botswana) (Proprietary) Ltd .................................   Botswana
Colgate-Palmolive, Ltda ........................................................   Brazil
CP Textil Industria e Comercia Ltd .............................................   Brazil
Hawley & Hazel (BVI) Company Ltd ...............................................   British Virgin Islands
Colgate-Palmolive (Bulgaria) ...................................................   Bulgaria
Colgate-Palmolive Cameroun S.A .................................................   Cameroons
Colgate-Palmolive Canada, Inc. .................................................   Canada
Hill's Distribution Services Ltd ...............................................   Canada
Colgate (Guangzhou) Limited ....................................................   China
Colgate-Palmolive (Czechoslovakia) SRO .........................................   Czech Republic
Colgate-Palmolive A/S ..........................................................   Denmark
Colgate-Palmolive del Ecuador, S.A .............................................   Ecuador
Colgate-Palmolive (Egypt) S.A.E ................................................   Egypt
Colgate-Palmolive (Fiji) Limited ...............................................   Fiji Islands
Colgate-Palmolive ..............................................................   France
Cotelle, S.A ...................................................................   France
Hill's Pet Products SNC ........................................................   France
Colgate-Palmolive G.m.b.H ......................................................   Germany
Hill's Pet Products G.m.b.H ....................................................   Germany
Colgate-Palmolive (Hellas) S.A .................................................   Greece
Colgate-Palmolive (Centro America) S.A .........................................   Guatemala

                                   EXHIBIT 21
                                                                   Page 2 of 2

                                                                                   State in which
                                                                             Incorporated or Country
Name of Company                                                                in which Organized
Colgate-Palmolive (H.K.) Limited ...............................................   Hong Kong
Colgate-Palmolive (Hungary) Kft ................................................   Hungary
Colgate-Palmolive (India) Limited ..............................................   India
P.T. Colgate-Palmolive Indonesia ...............................................   Indonesia
Colgate-Palmolive (Ireland) Limited ............................................   Ireland
Colgate-Palmolive S.p.A ........................................................   Italy
Hill's Pet Products S.p.A ......................................................   Italy
Colgate-Palmolive Cote. d'lvoire, S.A ..........................................   Ivory Coast
Colgate-Palmolive Co. (Jamaica) Ltd ............................................   Jamaica
Hill's-Colgate (Japan) Ltd .....................................................   Japan
Colgate-Palmolive (East Africa) Limited ........................................   Kenya
Colgate-Palmolive (Malaysia) SDN. BHD ..........................................   Malaysia
Colgate-Palmolive (Malaysia) Marketing SDN. BHD ................................   Malaysia
Colgate-Palmolive, S.A. de C.V .................................................   Mexico
Hill's Pet Products de Mexico, S.A. de C.V .....................................   Mexico
Mennen de Mexico, S.A ..........................................................   Mexico
Colgate-Palmolive ..............................................................   Morocco
Colgate-Palmolive (Mocambique) Limitada ........................................   Mozambique
CKR Nederland B.V ..............................................................   Netherlands
Hill's International Sales FSC B.V .............................................   Netherlands
Colgate-Palmolive Limited ......................................................   New Zealand
Colgate-Palmolive Investments (PNG) Pty Ltd ....................................   Papua, New Guinea
Colgate-Palmolive Philippines, Inc. ............................................   Philippines
Colgate-Palmolive (Poland) Sp.z O.O ............................................   Poland
Colgate-Palmolive, S.A .........................................................   Portugal
SonadelSociedad Nacional de Detergents, S.A ....................................   Portugal
Colgate-Palmolive (Romania) Ltd ................................................   Romania
A/O Colgate-Palmolive (Russia) .................................................   Russia
Societe Africaine de Detergents, S.A ...........................................   Senegal
Colgate-Palmolive (Eastern) Pte. Ltd ...........................................   Singapore
Colgate-Palmolive (Pty) Limited ................................................   South Africa
Colgate-Palmolive, S.A.E .......................................................   Spain
Cristasol S.A ..................................................................   Spain
Colgate-Palmolive A.G ..........................................................   Switzerland
Colgate-Palmolive (Tanzania) Limited ...........................................   Tanzania
Siam Purity Distribution (Thailand) Ltd ........................................   Thailand
Colgate-Palmolive (Thailand) Ltd ...............................................   Thailand
Colgate-Palmolive Haci Sakir Sabun Sanayi ve Ticaret Anonim Sirketi ............   Turkiye
Colgate-Palmolive (Uganda) Limited .............................................   Uganda
Colgate-Palmolive SP ...........................................................   Ukraine
Colgate-Palmolive (Ukraine) A/O ................................................   Ukraine
Colgate Holdings (U.K.) Limited ................................................   United Kingdom
Colgate-Palmolive Limited ......................................................   United Kingdom
Colgate-Palmolive Mennen Limited ...............................................   United Kingdom
Hill's Pet Products Limited ....................................................   United Kingdom
Hill's Pet Nutrition Ltd .......................................................   United Kingdom
Alexandril S.A .................................................................   Uruguay
Colgate-Palmolive Compania Anonima .............................................   Venezuela
Colgate-Palmolive (Zambia) Ltd .................................................   Zambia
Colgate-Palmolive (Zimbabwe) (Private) Limited .................................   Zimbabwe
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